Semi-annual Report
(unaudited)

June 30, 2001

Mosaic Income Trust

  Mosaic Intermediate Income Fund

  Mosaic Government Fund

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

We’re pleased to report on Income Trust’s positive returns for the semi-annual period ended June 30, 2001. Mosaic Government Bond Fund was up 2.99% and Mosaic Intermediate Income Fund advanced 4.59%.

This past year has seen an increased interest in bond and bond fund investing, as investors have shown renewed attraction to the benefits of diversification. This trend continued over the first six months of 2001, as bond investments showed solid returns, while the stock market, as measured by the S&P 500 slipped -6.70%.

Shareholders in Mosaic Income Trust experienced the rewards of this asset-class out-performance, as our funds continued their solid results. The funds in our Income Trust concentrate on intermediate-term bonds, which we continue to believe can provide the best risk-adjusted results for investors. For the period, our funds were in line or ahead of their peers: The Lipper Intermediate U.S. Government Fund Index was up 3.09%, while the Lipper General Bond Fund Index was up 2.91%.

Over the past six months Mosaic has received significant national recognition for our long-term performance, with a series of news stories in major publications. Most notably, SmartMoney Magazine selected Mosaic as its choice as one of the top up-and-coming fund families in America. We’re pleased to be able to send you this semi-annual report and to thank you for your continued confidence in our management.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

General Market

The second quarter of 2001 saw a continuation of the easing cycle begun early this year as the Federal Reserve lowered the Fed Funds rate another 1.25%. This brings the total reduction this year to 2.75%. Similar to last quarter, the financial markets struggled throughout the quarter to gauge the ‘true’ state of the economy. From optimism in April to pessimism in May, the markets ended the quarter in a state of calm on the belief that fiscal and monetary actions would likely improve economic conditions later this year.

The landscape continues to be positive for bonds as signs persist that the U.S. economy remains weak. Such continued weakness, combined with an easing Fed, should keep interest rates from moving sharply higher. Technology companies’ troubles continue to weigh on the stock market and the broader economy. Many high-profile companies have seen revenues and earnings cut by as much as 50% on the heels of sharp capital spending cutbacks. And the U.S. is not the only economy slowing. Japan remains mired in a serious recession while Europe is beginning to show signs of mounting economic weakness. Inflation pressures appear to have peaked for this cycle and labor costs will likely decrease as layoffs intensify and the job market softens.

While current readings indicate the economy is still soft, at some point the Fed’s aggressive easing campaign, unprecedented in Chairman Greenspan’s tenure, will stimulate stronger growth. Fiscal stimulus in the form of lower tax rates and rebate checks will put extra cash in consumers’ pockets beginning this fall. Credit remains plentiful for worthy borrowers and the money supply is growing rapidly. The Index of Leading Economic Indicators suggests that while some sectors continue to experience recession-like conditions other sectors may be improving.

Outlook

On balance, just as rising energy prices, technology troubles, and the lagged effects of Fed tightening created the ‘perfect storm’ to slow the economy in 2001, a trio of stimulative forces (Fed easing, fiscal stimulus, and rapid money growth) are combin?ng to promote stronger growth in 2002. The remainder of the year will likely be characterized by conflicting reports of further weakening and initial signs of stronger growth. In this transitional environment, we continue to favor the attractive yield premiums available in high quality corporate and U.S. Agency securities to enhance returns.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 2.99% for the semi-annual period ended June 30, 2001. The period was a strong one for bonds in general, as the Federal Reserve Board pushed interest rates lower. In a lower interest rate environment, existing bonds which sport higher rates increase in value. As a result, every category of domestic bond funds, as tracked by Lipper, showed positive returns for the six months. The period was particularly strong for high-quality bonds, with high-yield or junk bonds producing the weakest results. The security of government and agency bonds were of particular interest to investors as the economic slowdown produced continued uncertainties.

Mosaic Government was heavily weighted towards government agency notes, whose added yields over Treasuries (spreads) continued to appeal to management.

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 4.59% for the six-month period ended June 30, 2001. Over the same period, the Lipper General Bond Fund Index was up 2.91%. The bulk of the fund was invested in high-quality, intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. Both corporate and agency notes outperformed Treasuries for the period. Corporate bonds are often tracked by their “spreads” against Treasuries: a comparison of the yield gap between corporates and treasuries of the same maturity. Over the course of the period, spreads tightened for high-quality corporates, meaning that the market was seeing increased value. This translated into added performance for Intermediate Income. The performance of high-yield bonds over the period was decidedly mixed, but Intermediate Income’s preference for bonds at the quality end of the high-yield spectrum provided a nice boost for the fund. Holdings which were additive to performance included the purchase of a number of corporate issues which were under temporary pressure from short-term concerns over the companies’ prospects. When these fears were allayed, the bonds rebounded. The end result was a period of excellent performance, placing the fund well ahead of its benchmarks and peer group averages.

Government Fund • Portfolio of Investments (unaudited)

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 94.7% of net assets
		U.S. TREASURY NOTES: 13.1%
Aaa	AAA	US Treasury Notes, 5.875%, 11/15/05	500,000	$0,518,010
Aaa	AAA	US Treasury Notes, 6.5%, 10/15/06	150,000	159,579
		U.S. GOVERNMENT AGENCY NOTES: 73.4%
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	300,000	314,625
Aaa	AAA	Federal Home Loan Mortgage Corp, 6.875%, 1/15/05	230,000	241,912
Aaa	AAA	Federal Home Loan Mortgage Corp, 5.75%, 4/15/08	250,000	248,487
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.625%, 9/09/09	200,000	206,286
Aaa	AAA	Federal National Mortgage Assn., 5.75%, 4/15/03	550,000	562,078
Aaa	AAA	Federal National Mortgage Assn., 6.50%, 8/15/04	250,000	260,150
Aaa	AAA	Federal National Mortgage Assn., 7.10%, 10/18/04	300,000	302,886
Aaa	AAA	Federal National Mortgage Assn., 7.125%, 2/15/05	250,000	265,683
Aaa	AAA	Federal National Mortgage Assn., 5.75%, 6/15/05	350,000	355,652
Aaa	AAA	Federal National Mortgage Assn., 7.125%, 3/15/07	275,000	294,767
Aaa	AAA	Federal National Mortgage Assn., 6.375%, 6/15/09	350,000	357,871
Aaa	AAA	Federal National Mortgage Assn., 7.25%, 1/15/10	350,000	376,516
		MORTGAGE BACKED SECURITIES: 8.2%
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/01/09	192,032	192,931
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	228,015	229,440
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $4,753,655)		$4,886,873
		REPURCHASE AGREEMENT: 4.0% of net assets
		With Morgan Stanley Dean Witter and Company issued 6/29/01 at 3.7%, due 7/02/01, collateralized by $211,234 in United States Treasury Notes due 8/15/01. Proceeds at maturity are $207,064. (cost $207,000)		207,000
		TOTAL INVESTMENTS: 98.7% of net assets (cost $4,960,655)		$5,093,873
		CASH AND RECEIVABLES LESS LIABILITIES: 1.3% of net assets		68,486
		NET ASSETS: 100%		$5,162,359

Intermediate Income Fund • Portfolio of Investments (unaudited)

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		CORPORATE DEBT SECURITIES: 72.8% of net assets
		CABLE TELEVISION: 2.0%
Ba3	BB-	CSC Holdings, Inc., Senior Subordinated Debentures, 9.875%, 2/15/13	100,000	$0,107,125
		CAPITAL GOODS: 3.2%
Ba2	BB+	American Standard, Inc., Senior Notes, 7.375%, 2/1/08	175,000	173,688
		CELLULAR COMMUNICATIONS: 4.7%
A3	A-	Motorola Inc., Notes, 6.75% 2/01/06	100,000	94,625
Baa2	BBB+	Sprint Spectrum, L.P., Senior Notes, 11%, 8/15/06	150,000	158,250
		ENERGY: 8.5%
Ba1	BB+	Calpine Corp., Senior Notes, 8.5%, 2/15/11	150,000	144,750
Baa3	BBB-	Occidental Petroleum, Senior Notes, 7.375%, 11/15/08	200,000	207,250
Baa1	BBB	Oryx Energy Company, Notes, 8.125%, 10/15/05	100,000	106,750
		FINANCE: 18.0%
A3	A-	Daimler Chrysler, Notes, 7.4%, 1/20/05	150,000	156,000
Baa1	A-	Equifax, 6.3%, 7/01/05	100,000	98,500
A2	A	Ford Motor Credit Company, Notes, 5.8%, 1/12/09	200,000	185,000
A1	A+	Goldman Sachs Company, Notes, 7.35%, 10/01/09	140,000	144,725
A2	A	Household Finance Corp., Notes, 7.875%, 3/1/07	175,000	187,031
Baa1	BBB	Morgan Stanley Dean Witter, Notes, 6.875%, 3/01/07	200,000	204,500
		FOREST & PAPER PRODUCTS: 2.7%
Baa1	BBB+	International Paper Company, Notes, 8.00%, 7//03	140,000	146,475
		HEALTHCARE: 9.3%
A2	A	Cardinal Health Inc., Notes, 6.25%, 7/1/08	200,000	198,000
Ba3	BB-	Tenet Healthcare Corp., Senior Subordinated Notes, 8.625%, 1/15/07	200,000	208,500
Ba1	BBB-	Watson Pharmaceuticals, Senior Notes, 7.125%, 5/15/08	100,000	95,250
		RETAIL: 9.1%
A2	A	GAP Inc., 6.9%, 9/15/07	200,000	200,000
Baa2	BBB-	JC Penney, 7.25%, 4/01/02	100,000	100,000
A3	BBB+	Kohls Corp., Notes, 6.7%, 2/01/06	185,000	189,625
		TECHNOLOGY: 9.6%
A2	A	Computer Sciences Corp., Notes, 7.5%, 8/08/05	175,000	,178,938
Aa2	AA-	Hewlett-Packard Company, Notes, 7.15%, 6/01/05	150,000	155,250
Baa1	BBB	Lexmark International, Notes, 6.75%, 5/15/08	190,000	180,738
		UTILITIES: 5.7%
Ba3	BB	CMS Energy Corp., Notes, 8.125%, 5/15/02	150,000	151,500
Ba1	BB-	Toledo Edison Company, Debentures, 8.7%, 9/01/02	150,000	154,687
		TOTAL CORPORATE DEBT SECURITIES (cost $3,866,264)		$3,927,157
		COLLATERALIZED MORTGAGE OBLIGATIONS: 0.7% of net assets
Aaa	AAA	Ryland Acceptance Corp., Class Four, Series 76, 9%, 8/01/18 (cost $34,314)	33,927	35,547
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 21.5% of net assets
Aaa	AAA	Federal Home Loan Bank, 7.00%, 6/6/06	500,000	511,875
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	175,000	183,531
Aaa	AAA	Federal Home Loan Mortgage Corp, 6.25%, 7/15/04	450,000	464,625
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $1,144,838)		$1,160,031
		REPURCHASE AGREEMENT: 3.5% of net assets
		With Morgan Stanley Dean Witter and Company issued 6/29/01 at 3.7%, due 7/02/01, collateralized by $196,948 in United States Treasury Notes due 8/15/01. Proceeds at maturity are $193,060. (cost $193,000)		193,000
		TOTAL INVESTMENTS: 98.5% of net assets (cost $5,238,416)		$5,315,735
		CASH AND RECEIVABLES LESS LIABILITIES: 1.5% of net assets		82,985
		NET ASSETS: 100%		$5,398,720

Notes to the Portfolio of Investments:

* — Unaudited
Moody’s — Moody’s Investors Services, Inc.
S&P — Standard & Poor’s Corporation

Statements of Assets and Liabilities (unaudited)

June 30, 2001

	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$4,886,873	$5,122,735
Repurchase agreements	207,000	193,000
Total investments	$5,093,873	$5,315,735
Cash	481	1,449
Interest receivable	70,053	114,254
Total assets	$5,164,407	$5,431,438
LIABILITIES
Payables
Dividends	1,960	4,494
Capital shares redeemed	88	28,223
Total liabilities	2,048	32,717
NET ASSETS (Note 6)	$5,162,359	$5,398,721
CAPITAL SHARES OUTSTANDING	515,257	817,538
NET ASSET VALUE PER SHARE	$0,0010.02	$0,0006.60
*INVESTMENT SECURITIES, AT COST	$4,753,655	$5,045,416

Statements of Operations (unaudited)

For six months ended June 30, 2001

	GOVERNMENT FUND	INTERMEDIATE INCOME FUND
INVESTMENT INCOME (Note 1)
Interest income	$(0154,113(	$(0170,447(
EXPENSES (Notes 3 and 5)
Investment advisory fees	15,877(	15,276(
Administrative and professional expenses	13,209(	10,999(
Total expenses	29,086(	26,275(
NET INVESTMENT INCOME	$(0125,027(	$(0144,172(
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	16,124)	(33,985)
Change in net unrealized appreciation of investments	8,525(	111,592(
Net realized and unrealized gain on investments	24,649(	77,607)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATION	$0(149,676	$(0221,779(

Statements of Changes in Net Assets

For the period indicated

	GOVERNMENT FUND		INTERMEDIATE INCOME FUND
	(unaudited) Six Months Ended June 30, 2001	Year Ended Dec. 31, 2000	(unaudited) Six Months Ended June 30, 2001	Year Ended Dec. 31, 2000
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$0,125,027(	$0,273,199(	$0,144,172(	$0,292,433(
Net realized gain (loss) on investments	16,124(	(5,458)	(33,985)	(89,747)
Net unrealized appreciation on investments	8,525(	229,837(	111,592(	192,539(
Total increase in net assets resulting from operations	149,676(	497,578(	221,779(	395,225(
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(125,027)	(273,199)	(144,172)	(292,433)
CAPITAL SHARE TRANSACTIONS(Note 8)	(11,781)	(280,442)	1,035,087(	(1,011,330)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,868(	(56,063)	1,112,694(	(908,538)
NET ASSETS
Beginning of period	$5,149,491(	$5,205,554(	$4,286,027(	$5,194,565(
End of period	$5,162,359(	$5,149,491(	$5,398,721(	$4,286,027(

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

Government Fund

	(unaudited) Six Months Ended June 30,	Year Ended December 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2001	2000	1999	1998	1997	1997
Net asset value beginning of period	$9.97	$9.54	$10.22	$9.89	$9.43	$9.71
Investment operations:
Net investment income	0.25	0.51	0.48	0.49	0.38	0.49
Net realized and unrealized gain (loss) on investments	0.05	0.43	(0.68)	0.33	0.46	(0.28)
Total from investment operations	0.30	0.94	(0.20)	0.82	0.84	0.21
Less distributions from net investment income	(0.25)	(0.51)	(0.48)	(0.49)	(0.38)	(0.49)
Net asset value, end of period	$10.02	$9.97	$9.54	$10.22	$9.89	$9.43
Total return (%)	2.99[2]	10.19	(1.99)	8.52	9.07	2.29
Ratios and supplemental data
Net assets, end of period (thousands)	$5,162	$5,149	$5,206	$5,763	$5,499	$5,792
Ratio of expenses to average net assets (%)	1.14[1]	1.15	1.14	1.15	1.16[1]	1.43
Ratio of net investment income to average net assets (%)	4.88[1]	5.31	4.86	4.93	5.26[1]	5.09
Portfolio turnover (%)	.12[2]	33.33	12.12	.46	.37	.17

1 Annualized.
2 Not annualized.

INTERMEDIATE INCOME FUND

	(unaudited) Six Months Ended June 30,	Year Ended December 31,			Nine Months Ended Dec. 31,	Year Ended March 31,
	2001	2000	1999	1998	1997	1997
Net asset value beginning of period	$6.48	$6.31	$6.92	$7.21	$7.01	$7.16
Investment operations:
Net investment income	0.19	0.40	0.46	0.58	0.43	0.57
Net realized and unrealized gain (loss) on investments	0.12	0.17	(0.61)	(0.29)	0.20	(0.15)
Total from investment operations	0.31	0.57	(0.15)	0.29	0.63	0.42
Less distributions from net investment income	(0.19)	(0.40)	(0.46)	(0.58)	(0.43)	(0.57)
Net asset value, end of period	$6.60	$6.48	$6.31	$6.92	$7.21	$7.01
Total return (%)	4.83[2]	9.49	(2.20)	4.07	9.12	6.06
Ratios and supplemental data
Net assets, end of period (thousands)	$5,399	$4,286	$5,195%	$6,154%	$6,516%	$6,254
Ratio of expenses to average net assets (%)	1.07[1]	1.08	1.11	1.16	1.20[1]	1.44
Ratio of net investment income to average net assets (%)	5.85[1]	6.43	6.97	8.11	7.90[1]	8.07
Portfolio turnover (%)	.18[2]	.18	.63	.43	.38	.95

1 Annualized.
2 Not annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds whose principal objectives are to obtain high current income (the “Funds”). The Government Fund invests in securities of the U. S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as “B” by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund’s prospectus) presents its financial information in a separate report.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend monthly. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax:No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2000, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2002	--	$928,917
December 31, 2003	$268,589	94,831
December 31, 2004	44,628	--
December 31, 2005	64,210	293
December 31, 2006	--	239,050
December 31, 2007	8,554	486,268
December 31, 2008	5,458	89,747

A portion of the Intermediate Income Fund’s capital loss carryovers were acquired through its merger with Mosaic Bond Fund on July 1, 1999, and are subject to certain limitations.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (“the Advisor”), earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Funds; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of June 30, 2001:

	Government Fund	Intermediate Income Fund
Aggregate Cost	$)4,960,655)	$)5,238,416)
Gross unrealized appreciation	134,914)	101,074)
Gross unrealized depreciation	(1,696)	(23,755)
Net unrealized appreciation (depreciation)	$0,,,133,218)	$0,,,077,319)

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.52% for the Government Fund and 0.45% for the Intermediate Income Fund. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

6. Net Assets. At June 30, 2001, net assets include the following:

	Government Fund	Intermediate Income Fund
Net paid in capital on shares of beneficial interest	$)5,404,456)	$)7,194,493)
Accumulated net realized losses	(375,315)	(1,873,091)
Net unrealized appreciation on investments	133,218)	77,319)
Total net assets	$)5,162,359)	$)5,398,721)

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2001 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t Securities	$564,623	$678,247
Other	--	--

Intermediate Income Fund:
U.S. Gov’t Securities	$,0720,430	$582,500
Other	1,097,560	265,709

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	(unaudited) Six Months Ended June 30,	Year Ended Dec. 31,
Government Fund	2001	2000
In Dollars
Shares sold	$0)280,402)	$0,382,165)
Shares issued in reinvestment of dividends	113,457)	245,355)
Total shares issued	393,859)	627,520)
Shares redeemed	(405,640)	(907,962)
Net decrease	$0 (11,781)	$0(280,442)

In Shares
Shares sold	27,739)	39,983)
Shares issued in reinvestment of dividends	11,271)	25,569)
Total shares issued	39,010)	65,552)
Shares redeemed	(40,287)	(94,604)
Net decrease	(1,277)	(29,052)

	(unaudited) Six Months Ended June 30,	Year Ended Dec. 31,
Intermediate Income Fund	2001	2000
In Dollars
Shares sold	$(1,320,281)	$0(,497,448)
Shares issued in reinvestment of dividends	117,932)	231,694)
Total shares issued	1,438,213)	729,142)
Shares redeemed	(403,126)	(1,740,472)
Net increase (decrease)	$)1,035,087)	$(1,011,330)

In Shares
Shares sold	199,466)	78,582)
Shares issued in reinvestment of dividends	17,827)	36,817)
Total shares issued	217,293)	115,399)
Shares redeemed	(61,050)	(276,699)
Net increase (decrease)	156,243)	(161,300)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

   Mosaic Investors Fund
   Mosaic Balanced Fund
   Mosaic Mid-Cap Growth Fund
   Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

   Mosaic Government Fund
   Mosaic Intermediate Income Fund
   Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

   Mosaic Tax-Free Arizona Fund
   Mosaic Tax-Free Missouri Fund
   Mosaic Tax-Free Virginia Fund
   Mosaic Tax-Free National Fund
   Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
 Mosaic Funds
 c/o Firstar Mutual Fund Services, LLC
 P.O. Box 701
 Milwaukee, WI 53201-0701
 888-670-3600

Telephone Numbers
  Shareholder Service
    Toll-free nationwide:   (888) 670 3600
  Mosaic Tiles (24 hour automated information)
    Toll-free nationwide:   (800) 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705

www.mosaicfunds.com

SEC File Number 811-3616

Semi-annual Report
(unaudited)

June 30, 2001

Mosaic Income Trust

Institutional Bond Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders	1
Review of Period	2
General Market	2
Economic Outlook	2
Fund Overview	2
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8

Letter to Shareholders

We’re pleased to report on Institutional Bond Fund’s positive returns for the semi-annual period ended June 30, 2001. For the six-month period, the fund advanced 4.59%.

This past year has seen an increased interest in bond and bond fund investing, as investors have shown renewed attraction to the benefits of diversification. This trend continued over the first six months of 2001, as bond investments showed solid returns, while the stock market, as measured by the S&P 500 slipped -6.70%.

Shareholders in Institutional Bond experienced the rewards of this asset-class out-performance, as the fund continued its solid results with its concentration on investment-grade intermediate-term bonds, which we continue to believe can provide the best risk-adjusted results for investors. For the period, the fund outperformed its peers: The Lipper Intermediate U.S. Government Fund Index was up 3.09%, while the Lipper General Bond Fund Index was up 2.91%.

Over the past six months Mosaic has received significant national recognition for our long-term performance, with a series of news stories in major publications. Most notably, SmartMoney Magazine selected Mosaic as its choice as one of the top up-and-coming fund families in America. We’re pleased to be able to send you this semi-annual report and to thank you for your continued confidence in our management.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

General Market

The second quarter of 2001 saw a continuation of the easing cycle begun early this year as the Federal Reserve lowered the Fed Funds rate another 1.25%. This brings the total reduction this year to 2.75%. Similar to last quarter, the financial markets struggled throughout the quarter to gauge the ‘true’ state of the economy. From optimism in April to pessimism in May, the markets ended the quarter in a state of calm on the belief that fiscal and monetary actions would likely improve economic conditions later this year.

The landscape continues to be positive for bonds as signs persist that the U.S. economy remains weak. Such continued weakness, combined with an easing Fed, should keep interest rates from moving sharply higher. Technology companies’ troubles continue to weigh on the stock market and the broader economy. Many high-profile companies have seen revenues and earnings cut by as much as 50% on the heels of sharp capital spending cutbacks. And the U.S. is not the only economy slowing. Japan remains mired in a serious recession while Europe is beginning to show signs of mounting economic weakness. Inflation pressures appear to have peaked for this cycle and labor costs will likely decrease as layoffs intensify and the job market softens.

While current readings indicate the economy is still soft, at some point the Fed’s aggressive easing campaign, unprecedented in Chairman Greenspan’s tenure, will stimulate stronger growth. Fiscal stimulus in the form of lower tax rates and rebate checks will put extra cash in consumers’ pockets beginning this fall. Credit remains plentiful for worthy borrowers and the money supply is growing rapidly. The Index of Leading Economic Indicators suggests that while some sectors continue to experience recession-like conditions other sectors may be improving.

Economic Outlook

On balance, just as rising energy prices, technology troubles, and the lagged effects of Fed tightening created the ‘perfect storm’ to slow the economy in 2001, a trio of stimulative forces (Fed easing, fiscal stimulus, and rapid money growth) are combining to promote stronger growth in 2002. The remainder of the year will likely be characterized by conflicting reports of further weakening and initial signs of stronger growth. In this transitional environment, we continue to favor the attractive yield premiums available in high quality corporate and U.S. Agency securities to enhance returns.

Fund Overview

Mosaic Institutional Bond Fund completed its first full year of operation on May 1, 2001. Through June 30, 2001 the fund had a six-month return of 4.69%, a one-year return of 9.33% and an annualized return since inception of 9.48%.

The six-month period ended June 30, 2001, was a strong one for bonds in general, as the Federal Reserve Board pushed interest rates lower. In a lower interest rate environment, existing bonds which sport higher rates increase in value. As a result, every category of domestic bond funds, as tracked by Lipper, showed positive returns for the six months. The period was particularly strong for high-quality bonds, with high-yield or junk bonds producing the weakest results. The security of government and agency bonds were of particular interest to investors as the economic slowdown produced continued uncertainties.

The bulk of the fund was invested in high-quality, intermediate corporate bonds throughout the period, with much of the remainder in government agency securities. Both corporate and agency notes outperformed Treasuries for the period. Corporate bonds are often tracked by their “spreads” against Treasuries: a comparison of the yield gap between corporates and treasuries of the same maturity. Over the course of the period, spreads tightened for high-quality corporates, meaning that the market was seeing increased value. This translated into a performance boost for Institutional Bond and, we believe excellent results for the period.

Portfolio of Investments (unaudited)

Credit Rating*			Principal Amount	Market Value
Moody’s	S&P
		DEBT INSTRUMENTS: 94.7% of net assets
		CORPORATE OBLIGATIONS: 62.7%
Aa	NR	American Express, 6.75%, 6/23/04	125,000	$0,129,746
Aa3	AA-	Associates Corp NA, 6%, 4/15/03	220,000	223,758
Aa3	A	Bank One Corp, 7.625%, 8/1/05	150,000	158,793
A2	A	Cardinal Health Inc., 6.25%, 7/15/08	205,000	202,950
A2	A	Computer Sciences Corp., 7.5%, 8/08/05	185,000	189,163
A2	A	Daimler Chrysler, 7.20%, 9/01/09	230,000	229,993
A2	A	Ford Motor Credit Company, 6.875%, 2/1/06	200,000	202,816
A2	A	Gap Inc., 6.9%, 9/15/07	175,000	175,000
A2	A	GMAC, 5.875% 1/22/03	220,000	222,451
A2	A	Household Finance Corp., 7.875%, 3/01/07	135,000	144,281
A3	A-	Kohls Corp., 6.7%, 2//06	190,000	194,750
A3	A	Lowes Companies, 8.25%, 6/01/10	175,000	192,281
Aa3	AA-	Merrill Lynch & Company, 6%, 2/12/03	220,000	224,002
Aa3	A	Bank of America, 7.50%, 9/15/06	200,000	211,454
Aa3	AA-	SBC Communication, 5.75%, 5/02/06	185,000	183,479
A1	A+	Texaco Capital Inc., 5.5%, 1/15/09	150,000	142,832
A2	A	Texas Instrument, 6.125%, 2/01/06	160,000	158,691
Aa3	AA-	WPS Resources Corp., 7%, 11/01/09	100,000	102,679
Aa2	A+	Wells Fargo & Co., 6.625%, 7/15/04	160,000	165,890
A3	A-	Worldcom Inc., 7.75%, 4/1/07	230,000	237,314
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 32.0%
Aaa	AAA	Federal Home Loan Mortgage Corp, 7.375%, 5/15/03	550,000	576,812
Aaa	AAA	Federal Home Loan Mortgage Corp, 6.25%, 7/1/04	260,000	268,450
Aaa	AAA	Federal National Mortgage Association, 5.375%, 3/15/02	630,000	636,300
Aaa	AAA	Federal National Mortgage Association, 7.125%, 2/15/05	10,000	10,627
Aaa	AAA	Federal National Mortgage Association, 7.125%, 3/15/07	10,000	10,719
Aaa	AAA	Federal National Mortgage Association, 6.375%, 6/15/09	370,000	378,321
		TOTAL DEBT INSTRUMENTS (cost $5,404,642)		$5,573,552
		REPURCHASE AGREEMENT: 3.5% of net assets
		With Morgan Stanley Dean Witter and Company issued 6/29/01 at 3.7%, due 7/02/01, collateralized by $211,234 in United States Treasury Notes due 8/15/01. Proceeds at maturity are $207,064. (cost $207,000)		207,000
		TOTAL INVESTMENTS: 98.2% of net assets (cost $5,611,642)		$5,780,552
		CASH AND RECEIVABLES LESS LIABILITIES: 1.8% of net assets		104,581
		NET ASSETS: 100%		$5,885,133

Statement of Assets and Liabilities (unaudited)

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$5,573,552
Repurchase agreements	207,000
Total investments	$5,780,552
Cash	219
Dividends and interest receivable	104,362
Total assets	$5,885,133
NET ASSETS (Note 6)	$5,885,133
CAPITAL SHARES OUTSTANDING	567,603
NET ASSET VALUE PER SHARE	$000,10.37
*INVESTMENT SECURITIES, AT COST	$5,404,642

Statement of Operations (unaudited)

For the six-months ended June 30, 2001

INVESTMENT INCOME (Note 1)
Interest income	$(190,386
EXPENSES (Notes 3 and 5)
Investment advisory fees	8,612
Administrative and professional expenses	4,306
Total expenses	12,918
NET INVESTMENT INCOME	$(177,468
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	37,558
Change in net unrealized appreciation of investments	38,449
Net realized and unrealized gain on investments	76,007
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(253,475

Statement of Changes in Net Assets

For the period indicated

	(unaudited) Six Months Ended June 30, 2001	Period Ended December 31, 2000
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$0,177,468	$$0,152,164
Net unrealized gain (loss) on investments	37,558	(82,236)
Change in net unrealized appreciation on investments	38,449	130,461
Total increase in net assets resulting from operations	253,475	200,389
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(177,468)	(152,164)
From net capital gains	--	(4,230)
Total distributions	(177,468)	(156,394)
CAPITAL SHARE TRANSACTIONS (Note 8)	281,421	5,483,710
TOTAL INCREASE IN NET ASSETS	357,428	5,527,705
NET ASSETS
Beginning of period	$5,527,705	$000,00-,--
End of period	$5,885,133	$5,527,705

Financial Highlights

(Selected data for a share outstanding throughout each period indicated)

	(unaudited) Six Months Ended June 30,	Period Ended December 31,
	2001	2000
Net asset value beginning of period	$10.22	$10.00
Investment operations:
Net investment income	0.32	0.39
Net realized and unrealized gain on investments	0.15	0.23
Total from investment operations	0.47	0.62
Less distributions:
From net investment income	(0.32)	(0.39)
From capital gains	.--	(0.01)
Total distributions	(0.32)	(0.40)
Net asset value, end of period	$10.37	$10.22
Total return (%)	4.59[2]	6.24
Ratios and supplemental data
Net assets, end of period (thousands)	$5,885	$5,528
Ratio of expenses to average net assets (%)	0.45[1]	0.45[1]
Ratio of net investment income to average net assets (%)	6.13[1]	6.74[1]
Portfolio turnover (%)	.16[2]	.36

1 Annualized.
2 Not annualized.

Notes to Financial Statements

1. Summary of Significant Accounting Policies.?Mosaic Income Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the “Fund”), which commenced operations May 1, 2000. Its objective is total return within the policy limitations of investing only in intermediate term securities rated at least “A” by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income and Gains:?Net investment income, determined as gross investment income less expenses, is declared as a regular dividend quarterly. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each quarter. Capital gains distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax:?No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2000, the Fund had available for federal income tax purposes $86,466 of unused capital loss carryover which expires December 31, 2008.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (“the Advisor”), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of June 30, 2001:

Aggregate Cost	$5,611,642)
Gross unrealized appreciation	174,299)
Gross unrealized depreciation	(5,389)
Net unrealized appreciation	$0,168,910)

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.15%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

6. Net Assets. At June 30, 2001, net assets include the following:

Net paid in capital on shares of beneficial interest	$5,765,131)
Accumulated net realized losses	(48,908)
Net unrealized appreciation on investments	168,910)
Total net assets	$5,885,133)

7. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2001 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	$270,270	--
Other	$852,442	$851,815

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	(unaudited) Six-Months Ended June 30, 2001	Period Ended Dec. 31, 2000
In Dollars
Shares sold	$ 188,954)	$5,327,319
Shares issued in reinvestment of dividends	177,467)	156,391
Total shares issued	366,421)	5,483,710
Shares redeemed	(85,000)	--
Net increase	$ 281,421)	$5,483,710

In Shares
Shares sold	17,893)	525,446
Shares issued in reinvestment of dividends	17,056)	15,295
Total shares issued	34,949)	540,741
Shares redeemed	(8,087)	--
Net increase	26,862)	540,741

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

   Mosaic Investors Fund
   Mosaic Balanced Fund
   Mosaic Mid-Cap Growth Fund
   Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

   Mosaic Government Fund
   Mosaic Intermediate Income Fund
   Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

   Mosaic Tax-Free Arizona Fund
   Mosaic Tax-Free Missouri Fund
   Mosaic Tax-Free Virginia Fund
   Mosaic Tax-Free National Fund
   Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
 Mosaic Funds
 c/o Firstar Mutual Fund Services, LLC
 P.O. Box 701
 Milwaukee, WI 53201-0701
 888-670-3600

Telephone Numbers
  Shareholder Service
    Toll-free nationwide:   (888) 670 3600
  Mosaic Tiles (24 hour automated information)
    Toll-free nationwide:   (800) 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705

www.mosaicfunds.com

SEC File Number 811-3616